SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  June 5, 2003

                               Aphton Corporation
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             (Exact name of registrant as specified in its charter)

   Delaware                         0-19122                        95-3640931
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(State or Other                   (Commission                   (I.R.S. Employer
Jurisdiction of                   File Number)                   Identification
Incorporation)                                                      Number)

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              80 SW Eighth Street, Suite 2160, Miami, Florida 33130
               (Address of principal executive offices) (zip code)

                                 (305) 374-7338
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On June 5, 2003, Aphton Corporation (the "Company") announced that the registration statement on Form S-3 (File No. 333-105625) filed by the Company on May 29, 2003 (the "Registration Statement") was declared effective by the Securities and Exchange Commission as of that date. The Registration Statement relates to the possible resale, from time to time, by the security holders identified in the prospectus contained in the Registration Statement (the "Security Holders") of up to 13,769,048 shares of the Company's common stock, of which (i) up to 13,650,000 shares are issuable upon conversion of its senior convertible notes in the aggregate amount of $15 million (the "Notes"), as interest shares on such Notes and upon exercise of warrants to purchase its common stock (the "Warrants"), and (ii) 119,048 shares are held by Heartland Group, Inc., one of the Security Holders, to which such shares were issued by the Company pursuant to certain anti-dilution provisions set forth in a stock purchase agreement entered into in connection with a private placement transaction on August 24, 2001.

     The Notes and the Warrants were originally issued to the Security Holders in a private placement transaction executed on March 31, 2003. The Registration Statement was filed pursuant to a registration rights agreement entered into in connection with such transaction. As of June 5, 2003, none of the Notes or the Warrants have been converted or exercised by the Security Holders. If the Security Holders choose to convert the Notes or exercise the Warrants, if at all, the shares of common stock issued to them as a result of the conversion or exercise can be sold under the prospectus contained in the Registration Statement. The number of shares that may actually be sold by any of the Security Holders will be determined by the Security Holders who may sell some, all or none of these shares.

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      APHTON CORPORATION
                                      (Registrant)

                                      By: /s/ Frederick W. Jacobs
                                         ---------------------------------------
                                         Name:   Frederick W. Jacobs
                                         Title:  Vice President, Chief Financial
                                                 Officer, Treasurer and Chief
                                                 Accounting Officer

Dated: June 5, 2003